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Exhibit 99.2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 20, 2004, and as adjusted to reflect the issuance of the common stock upon conversion of our Series B preferred stock by (i) each person who, to the knowledge of Petrohawk, beneficially owns more than 5% of Petrohawk's common stock; (ii) each current director and executive officer of Petrohawk; and (iii) all current executive officers and directors of Petrohawk as a group. The following table assumes the sale of approximately 2.58 million shares of Series B preferred stock and the subsequent conversion of such shares into approximately 25.80 million shares of common stock. The following table does not include pecuniary interests in approximately 500,000 shares of our common stock that members of our management, other than Mr. Wilson, may be entitled to receive, based upon the current price of our common stock and certain other assumptions, through their ownership of equity interests in PHAWK.

	Before Offering			After Offering and Conversion
Name and Address of Beneficial Owner	Amount(1)		Percent of Class(2)	Amount(1)		Percent of Class(2)
Floyd C. Wilson 1100 Louisiana Suite 4400 Houston, TX 77002	12,626,757	(3)	66.73%	12,626,757	(3)	28.22%
Stephen W. Herod 1100 Louisiana Suite 4400 Houston, TX 77002	25,000	(4)	*	25,000	(4)	*
Shane M. Bayless 1100 Louisiana Suite 4400 Houston, TX 77002	25,000	(4)	*	25,000	(4)	*
Richard K. Stoneburner 1100 Louisiana Suite 4400 Houston, TX 77002	25,000	(4)	*	25,000	(4)	*
Larry L. Helm 1100 Louisiana Suite 4400 Houston, TX 77002	25,000	(4)	*	25,000	(4)	*
David B. Miller c/o EnCap Investments L.P. 3811 Turtle Creek Blvd. Suite 1080 Dallas, TX 75219	12,591,377	(5)(6)(7)	66.66%	12,591,377	(5)(6)(7)	28.16%
D. Martin Phillips c/o EnCap Investments L.P. 1100 Louisiana Suite 3150 Houston, TX 77002	12,591,377	(5)(6)(7)	66.66%	12,591,377	(5)(6)(7)	28.16%

Daniel Rioux 175 Berkeley Street Boston, MA 02116	0		*	0		*
Tucker S. Bridwell 400 Pine Street Suite 1000 Abilene, TX 79601	7,849	(8)	*	7,849	(8)	*
James L. Irish III 1700 Pacific Avenue Suite 3300 Dallas, TX 75201	7,887	(9)	*	7,887	(9)	*
Robert C. Stone, Jr. 49 Allard Boulevard New Orleans, LA 70119	95,000	(10)	*	95,000	(10)	*
PHAWK, LLC 1100 Louisiana Suite 4400 Houston, TX 77002	12,575,757	(11)	66.63%	12,575,757	(11)	28.13%
EnCap Energy Capital Fund IV, L.P. 1100 Louisiana Suite 3150 Houston, TX 77002	12,591,377	(5)(6)(7)	66.66%	12,591,377	(5)(6)(7)	28.16%
EnCap Energy Capital Fund IV-B, L.P. 1100 Louisiana Suite 3150 Houston, TX 77002	12,575,757	(6)(7)(12)	66.63%	12,575,757	(6)(7)(12)	28.13%
EnCap Equity Fund IV GP, L.P. 1100 Louisiana Suite 3150 Houston, TX 77002	12,591,377	(5)(6)(7)	66.66%	12,591,377	(5)(6)(7)	28.16%
EnCap Investments L.P. 1100 Louisiana Suite 3150 Houston, TX 77002	12,591,377	(5)(6)(7)	66.66%	12,591,377	(5)(6)(7)	28.16%
EnCap Investments GP, L.L.C. 1100 Louisiana Suite 3150 Houston, TX 77002	12,591,377	(5)(6)(7)	66.66%	12,591,377	(5)(6)(7)	28.16%
RNBD GP LLC 1100 Louisiana Suite 3150 Houston, TX 77002	12,591,377	(5)(6)(7)	66.66%	12,591,377	(5)(6)(7)	28.16%
Gary R. Petersen 1100 Louisiana Suite 3150 Houston, TX 77002	12,591,377	(5)(6)(7)	66.66%	12,591,377	(5)(6)(7)	28.16%

Robert L. Zorich 1100 Louisiana Suite 3150 Houston, TX 77002	12,591,377	(5)(6)(7)	66.66%	12,591,377	(5)(6)(7)	28.16%
FCW, LLC 1100 Louisiana Suite 4400 Houston, TX 77002	12,575,757	(12)(13)	66.63%	12,575,757	(12)(13)	28.13%
All officers and directors as a group	12,860,613	(14)	67.14%	12,860,613	(14)	28.59%

*
Represents less than 1% of that class of stock outstanding.

(1)
Unless otherwise indicated, all shares of stock are held directly with sole voting and investment power. Securities not outstanding, but included in the beneficial ownership of each such person are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing percentage of the class owned by any other person. The total number includes shares issued and outstanding as of October 20, 2004, plus shares which the owner shown above has the right to acquire within 60 days after October 20, 2004.

(2)
For purposes of calculating the percent of the class outstanding held by each owner shown above with a right to acquire additional shares, the total number of shares excludes the shares which all other persons have the right to acquire within 60 days after October 20, 2004, pursuant to the exercise of outstanding stock options and warrants.

(3)
Represents 1,000 shares of common stock, 50,000 shares of common stock underlying stock options and shares owned by PHAWK. Floyd C. Wilson may be deemed to share the voting and dispositive control over the shares of common stock owned by PHAWK. FCW, LLC, a member of PHAWK, has the contractual right to nominate one of the members of the board of directors of PHAWK pursuant to PHAWK's governing documents and has nominated Floyd C. Wilson, the majority member of FCW, LLC. There are five directors on the board of directors of PHAWK. Floyd C. Wilson disclaims beneficial ownership of the reported securities owned by PHAWK in excess of his pecuniary interest in such securities.

(4)
Represents shares of common stock underlying stock options.

(5)
Represents 7,575,757 shares of common stock and warrants to purchase 5,000,000 shares of common stock exercisable within 60 days after November 19, 2004 owned by PHAWK and 620 shares of common stock and 15,000 restricted shares of common stock owned by EnCap Energy Capital Fund IV, L.P.

(6)
These entities or persons may be deemed to share voting and dispositive control over the shares of common stock owned by PHAWK and, except with respect to EnCap Energy Capital Fund IV-B, L.P., the shares owned by EnCap Energy Capital Fund IV, L.P. EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P., which are members of PHAWK, have the contractual right to nominate a majority of the members of the board of directors of PHAWK pursuant to PHAWK's limited liability company agreement. EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P. are controlled indirectly by David B. Miller, Gary R. Petersen, D. Martin Phillips and Robert L. Zorich. In addition, Mr. Miller and Mr. Phillips are members of PHAWK's board of directors. Messrs. Miller, Petersen, Phillips and Zorich are members of RNBD GP LLC which in turn has management control, directly or indirectly, over the other EnCap entities listed on this beneficial ownership table, including EnCap Investments GP, L.L.C., EnCap Investments L.P., EnCap Equity Fund IV GP, L.P., EnCap Energy Capital Fund

  IV-B, L.P., and EnCap Energy Capital Fund IV, L.P. EnCap Equity Fund IV GP, L.P., EnCap Investments L.P., EnCap Investments GP, L.L.C., and RNBD GP LLC have management control, directly or indirectly, over EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P.

(7)
Each of EnCap Energy Capital Fund IV, L.P., EnCap Energy Capital Fund IV-B, L.P., EnCap Equity Fund IV GP, L.P., EnCap Investments L.P., EnCap Investments GP, L.L.C., RNBD GP LLC, David B. Miller, Gary R. Petersen, D. Martin Phillips, and Robert L. Zorich disclaim beneficial ownership of the reported securities (except, in the instance of EnCap Energy Capital Fund IV, L.P. of the securities owned directly by EnCap Energy Capital Fund IV, L.P.) in excess of such entity's or person's respective pecuniary interest in the securities.

(8)
Represents 7,500 restricted shares of common stock and 349 shares of common stock.

(9)
Represents 7,500 restricted shares of common stock and 387 shares of common stock.

(10)
Represents 87,500 shares of common stock underlying stock options and 7,500 restricted shares of common stock.

(11)
Includes 7,575,757 shares of common stock, and warrants to purchase 5,000,000 shares of common stock exercisable within 60 days after the date hereof.

(12)
Represents shares owned by PHAWK.

(13)
FCW, LLC may be deemed to share voting and dispositive control over the shares of common stock owned by PHAWK by virtue of having the contractual right to nominate one of the members of the board of directors of PHAWK pursuant to PHAWK's governing documents. FCW, LLC disclaims beneficial ownership of the reported securities in excess of its pecuniary interest in the securities.

(14)
Includes 7,578,113 shares of common stock, 5,000,000 shares of common stock underlying stock purchase warrants, 237,500 shares of common stock underlying stock options, and 45,000 restricted shares of common stock.

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  Exhibit 99.2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT